UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 12, 2023

Tejon Ranch Co.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-07183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California	93243
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 661-248-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Five proposals were submitted to a vote at the 2023 Annual Meeting of Shareholders of Tejon Ranch Co. (the “Company”) held on May 9, 2023: (1) the election of eight Directors, (2) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2023, (3) an advisory vote to approve named executive officer compensation, (4) approve the frequency of future advisory votes to approve executive compensation, and (5) approve the 2023 stock incentive plan.

The Company’s stockholders elected the eight Directors, approved the appointment of Deloitte & Touche LLP, approved the advisory vote on executive compensation, approved a one year frequency for future advisory votes to approve executive compensation, and approved the 2023 stock incentive plan as reflected below.

Following are the vote results for each Director nominee:

	For	Abstain	Broker Non-Votes
Steven A. Betts	18,399,738	1,227,638	2,960,464
Gregory S. Bielli	18,408,352	1,219,024	2,960,464
Anthony L. Leggio	18,593,895	1,033,481	2,960,464
Norman J. Metcalfe	18,058,659	1,568,717	2,960,464
Rhea Frawn Morgan	18,591,542	1,035,834	2,960,464
Geoffrey L. Stack	18,461,571	1,165,805	2,960,464
Daniel R. Tisch	18,317,010	1,310,366	2,960,464
Michael H. Winer	14,089,327	5,538,049	2,960,464

Following are the vote results for the ratification of the appointment of our independent registered public accounting firm:

For	Against	Abstain
22,524,543	36,255	27,042

Following are the vote results for the advisory vote to approve named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
17,865,314	1,646,961	115,101	2,960,464

Following are the vote results to approve the frequency of future advisory votes to approve executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,537,615	48,419	2,817,700	223,642	2,960,464

Following are the vote results to approve the 2023 stock incentive plan:

For	Against	Abstain	Broker Non-Votes
14,563,077	4,515,453	548,846	2,960,464

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2023	TEJON RANCH CO.

	By:	/S/ ALLEN E. LYDA
	Name:	Allen E. Lyda
	Title:	Executive Vice President, Chief Operating Officer

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